                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-2

                                                                                                       Distribution Date: 11/15/2004

Section 5.2 - Supplement                                              Class A         Class B        Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                                      0.00            0.00            0.00               0.00

(ii)      Monthly Interest Distributed                               2,740,833.33      160,416.67       98,704.86       2,999,954.86
          Deficiency Amounts                                                 0.00            0.00                               0.00
          Additional Interest                                                0.00            0.00                               0.00
          Accrued and Unpaid Interest                                                                        0.00               0.00

(iii)     Collections of Principal Receivables                      89,163,483.85    5,066,107.04    7,092,549.85     101,322,140.74

(iv)      Collections of Finance Charge Receivables                  7,775,860.17      441,810.24      618,534.33       8,836,204.74

(v)       Aggregate Amount of Principal Receivables                                                                35,083,016,759.77

                                              Investor Interest    550,000,000.00   31,250,000.00   43,750,000.00     625,000,000.00
                                              Adjusted Interest    550,000,000.00   31,250,000.00   43,750,000.00     625,000,000.00

                                                  Series
          Floating Investor Percentage                    1.78%            88.00%           5.00%           7.00%            100.00%
          Fixed Investor Percentage                       1.78%            88.00%           5.00%           7.00%            100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                        Current                                                                                               95.64%
                        30 to 59 days                                                                                          1.26%
                        60 to 89 days                                                                                          1.01%
                        90 or more days                                                                                        2.09%
                                                                                                                    ----------------
                                             Total Receivables                                                               100.00%

(vii)     Investor Default Amount                                    2,830,010.49      160,796.05      225,114.47       3,215,921.01

(viii)    Investor Charge-Offs                                               0.00            0.00            0.00               0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00               0.00

(x)       Net Servicing Fee                                            458,333.33       26,041.67       36,458.33         520,833.33

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                      10.52%

(xii)     Portfolio Supplemented Yield 10.52%

(xiii)    Reallocated Monthly Principal                                                      0.00            0.00               0.00

(xiv)     Closing Investor Interest (Class A Adjusted)             550,000,000.00   31,250,000.00   43,750,000.00     625,000,000.00

(xv)      LIBOR 1.87000%

(xvi)     Principal Funding Account Balance 0.00

(xvii)    Accumulation Shortfall 0.00

(xviii)   Principal Funding Investment Proceeds 0.00

(xix)     Principal Investment Funding Shortfall 0.00

(xx)      Available Funds                                            7,317,526.84      415,768.57      582,076.00       8,315,371.41

(xxi)     Certificate Rate                                               5.98000%        6.16000%        2.62000%

------------------------------------------------------------------------------------------------------------------------------------

        By:
             ------------------------------------------------
        Name:  Patricia M. Garvey
        Title: Vice President

                         CHASE MANHATTAN BANK USA, N.A.
                      MONTHLY CERTIFICATEHOLDER'S STATEMENT

                         CHASE CREDIT CARD MASTER TRUST
                                  SERIES 1996-3

                                                                                                       Distribution Date: 11/15/2004

Section 5.2 - Supplement                                              Class A         Class B        Collateral         Total
------------------------------------------------------------------------------------------------------------------------------------

(i)       Monthly Principal Distributed                                      0.00           0.00             0.00               0.00

(ii)      Monthly Interest Distributed                               2,434,132.89     141,813.47        73,938.27       2,649,884.63
          Deficiency Amounts                                                 0.00           0.00                                0.00
          Additional Interest                                                0.00           0.00                                0.00
          Accrued and Unpaid Interest                                                                        0.00               0.00

(iii)     Collections of Principal Receivables                      66,788,799.21   3,794,797.87     5,312,918.18      75,896,515.27

(iv)      Collections of Finance Charge Receivables                  5,824,585.82     330,940.61       463,334.40       6,618,860.83

(v)       Aggregate Amount of Principal Receivables                                                                35,083,016,759.77

                                              Investor Interest     411,983,000.00  23,408,000.00   32,772,440.86     468,163,440.86
                                              Adjusted Interest     411,983,000.00  23,408,000.00   32,772,440.86     468,163,440.86

                                                  Series
          Floating Investor Percentage                    1.33%            88.00%           5.00%           7.00%            100.00%
          Fixed Investor Percentage                       1.33%            88.00%           5.00%           7.00%            100.00%

(vi)      Receivables Delinquent (As % of Total Receivables)
                        Current                                                                                               95.64%
                        30 to 59 days                                                                                          1.26%
                        60 to 89 days                                                                                          1.01%
                        90 or more days                                                                                        2.09%
                                                                                                                    ----------------
                                             Total Receivables                                                               100.00%

(vii)     Investor Default Amount                                     2,119,847.66     120,445.25      168,629.73       2,408,922.63

(viii)    Investor Charge-Offs                                                0.00           0.00            0.00               0.00

(ix)      Reimbursed Investor Charge-Offs/Reductions                          0.00           0.00            0.00               0.00

(x)       Net Servicing Fee                                             343,319.17      19,506.67       27,310.37         390,136.20

(xi)      Portfolio Yield (Net of Defaulted Receivables)                                                                      10.52%

(xii)     Portfolio Supplemented Yield 11.01%

(xiii)    Reallocated Monthly Principal                                                      0.00            0.00               0.00

(xiv)     Closing Investor Interest (Class A Adjusted)              411,983,000.00  23,408,000.00   32,772,440.86     468,163,440.86

(xv)      LIBOR 1.87000%

(xvi)     Principal Funding Account Balance 0.00

(xvii)    Accumulation Shortfall 0.00

(xviii)   Principal Funding Investment Proceeds 0.00

(xix)     Principal Investment Funding Shortfall 0.00

(xx)      Available Funds                                             5,481,266.66     311,433.94      436,024.03       6,228,724.63

(xxi)     Certificate Rate                                                7.09000%       7.27000%        2.62000%

------------------------------------------------------------------------------------------------------------------------------------

        By:
             ------------------------------------------------
        Name:  Patricia M. Garvey
        Title: Vice President